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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported)  June 20, 1996
                                       -------------

                         COMMISSION FILE NO.:  0-23126


                            RELIANCE BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

Delaware                                                        11-3187176
- --------------------------------------------------         -------------------
(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                              Identification No.)

585 Stewart Avenue, Garden City, New York                         11520
- --------------------------------------------------         -------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              516-222-9300
                                                           -------------------


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Item 5.  Other Information
         -----------------

       On June 20, 1996 the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99 - Press Release dated June 20, 1996.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By:   /s/ Raymond L. Nielsen
                                                ------------------------------
                                                Raymond L. Nielsen
                                                Chairman of the Board and
                                                Chief Executive Officer


Dated:  June 27, 1996
      ------------------------